UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 23, 2017

EXPEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)
(425) 679-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01	Regulation FD Disclosure.

On June 23, 2017, Expedia, Inc. (“Expedia”) and SilverRail Technologies, Inc. (“SilverRail”) issued a press release announcing the completion of the acquisition of a majority ownership interest in SilverRail. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release of Expedia, Inc. and SilverRail Technologies, Inc., dated June 23, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Executive Vice President, General Counsel and Secretary

Date: June 23, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Expedia, Inc. and SilverRail Technologies, Inc., dated June 23, 2017.